                                                                    EXHIBIT 99.1

    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON
           , 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.

                                 DELTA BEVERAGE GROUP
                                  2221 DEMOCRAT ROAD
                               MEMPHIS, TENNESSEE 38132

                                LETTER OF TRANSMITTAL
                          FOR 9-3/4% SENIOR NOTES DUE 2003

                                   EXCHANGE AGENT:

                     NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



BY REGISTERED OR CERTIFIED MAIL:             BY OVERNIGHT COURIER:
Norwest Bank Minnesota, National        Norwest Bank Minnesota, National
         Association                              Association
 Corporate Trust Operations               Corporate Trust Operations
       P.O. Box 1517                            Norwest Center
 Minneapolis, MN  55480-1517                  Sixth and Marquette
                                          Minneapolis, MN  55479-0113


         BY HAND:                                BY FACSIMILE:
  Norwest Bank Minnesota,                   Norwest Bank Minnesota,
   National Association                      National Association
 Corporate Trust Operations               Corporate Trust Operations
 Northstar East, 12th Floor                     (612) 667-4927
     608 2nd Avenue                         Confirm by telephone:
Minneapolis, MN  55479-0113                     (612) 667-9764

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.


    The undersigned acknowledges receipt of (i) the Prospectus dated
           , 1997 (the "Prospectus") of Delta Beverage Group, Inc., a Delaware corporation (the "Issuer"), and (ii) this Letter of Transmittal for 9-3/4% Senior Notes Due 2003 which may be amended from


                                 Page 1                            Exhibit 99.1
time to time (this "Letter"), which together constitute the Issuer's offer
(the "Exchange Offer") to exchange for each $1,000 principal amount of its outstanding 9-3/4% Senior Notes Due 2003 (the "Initial Notes") $1,000 in principal amount of 9-3/4% Senior Notes Due 2003 (the "Exchange Notes"). The terms of the Exchange Notes are the same in all respects (including principal amount, interest rate, maturity and ranking) to the terms of the Initial
Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and therefore will not be subject to certain restrictions on transfer applicable to the Initial Notes and will not be entitled to registration rights.

    The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

    All holders of Initial Notes who wish to tender their Initial Notes must, prior to the Expiration Date: (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Initial Notes or, if a tender of Initial Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. All tenders must be received on or prior to the Expiration Date.

    The Instructions included in this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Mr. Bradley J. Braun, Vice President of Finance and Assistant Secretary of the Company, at (901) 334-7103, 2221 Democrat Road, Memphis, Tennessee, 38132.

               PLEASE READ CAREFULLY THE ENTIRE LETTER OF TRANSMITTAL,
                      INCLUDING THE INSTRUCTIONS TO THIS LETTER,
                            BEFORE CHECKING ANY BOX BELOW

    Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

    List in Box 1 below the Initial Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Initial Notes on a separate SIGNED SCHEDULE AND AFFIX THAT SCHEDULE TO THIS LETTER.


                                 Page 2                            Exhibit 99.1

                                        BOX 1

                       TO BE COMPLETED BY ALL TENDERING HOLDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Name(s) and           Certificate          Principal          Principal Amount
Address(es) of        Number(s)(1)         Amount of          of Initial Notes
Registered                                 Initial Notes      Tendered(2)
Holder(s)                                  Represented by
(Please Fill                               Certificate(s)
in if Blank)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       TOTALS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Need not be completed if Initial Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, the entire principal amount of Initial Notes represented by a certificate delivered to the Exchange Agent will be deemed to have been tendered.

















                                 Page 3                            Exhibit 99.1

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Initial Notes tendered.

    The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact with respect to the tendered Initial Notes, with full power of substitution, to: (a) deliver certificates for such Initial Notes; (b) deliver Initial Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of the Initial Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Initial Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Initial Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Initial Notes tendered.

    The undersigned agrees that acceptance of any tendered Initial Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Notes, the Issuer will have no further obligations or liabilities thereunder except in certain limited circumstances). By tendering Initial Notes, the undersigned certifies that:
(a) it is not an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, that it is not a broker-dealer that owns Initial Notes acquired directly from the Issuer or an affiliate of the Issuer, that it is acquiring the Exchange Notes in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of the Exchange Notes; or (b) that it is an "affiliate" (as so defined) of the Issuer and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it.

    The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Notes for its own account, it will deliver a prospectus in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned understands that the Issuer may accept the undersigned's tender by delivering oral or written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.


                                 Page 4                            Exhibit 99.1

    All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

    Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Initial Notes not tendered but represented by a certificate also encompassing Initial Notes which are tendered) to the undersigned at the address set forth in Box 1.

    This Letter is to be completed by holders if certificates are to be forwarded herewith pursuant to the procedures set forth in the Prospectus. Holders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Initial Notes according to the guaranteed delivery procedure set forth under the caption "The Exchange Offer -- How to Tender" in the Prospectus (see Instruction 1). The undersigned understands that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

/ / CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                                   --------------------------------------------

    Account Number:
                    -----------------------------------------------------------

    Transaction Code Number:
                             --------------------------------------------------

/ / CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s):
                                    -------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                        -----------------------

    Window Ticket Number (if available):
                                         --------------------------------------

    Name of Institution which Guaranteed Delivery:
                                                   ----------------------------


                                 Page 5                            Exhibit 99.1

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:

    ---------------------------------------------------------------------------

    Address:

    ---------------------------------------------------------------------------


    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities in the ordinary course of its business and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


    The undersigned acknowledges that if he or she were to engage in a distribution of the Exchange Notes, he or she (1) could not rely on the position of the staff of the Securities and Exchange Commission enunciated in EXXON CAPITAL or interpretive letters of similar effect and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.






                                 Page 6                            Exhibit 99.1

                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                        BOX 2

                                   PLEASE SIGN HERE
                       (WHETHER OR NOT INITIAL NOTES ARE BEING
                             PHYSICALLY TENDERED HEREBY)


                   X
                     --------------------------        -----------

                   X
                     --------------------------        -----------
                     SIGNATURES OF OWNER(S) OR         DATE
                     AUTHORIZED SIGNATORY



Area Code and Telephone Number:
                                --------------------------------

This box must be signed by registered holder(s) of Initial Notes as their name(s) appear(s) on certificate(s) for Initial Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

Name(s)
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    (Please Print)

Capacity
         -----------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  (Include Zip Code)


                                 SIGNATURE GUARANTEE

Signature(s) Guaranteed
                        --------------------------------------------------------
                                                          (Authorized Signature)

(If required by Instruction 3)
                               -------------------------------------------------
                                                                         (Title)


                               -------------------------------------------------
                                                                  (Name of Firm)




                                 Page 7                            Exhibit 99.1

                                        BOX 3

                       TO BE COMPLETED BY ALL TENDERING HOLDERS

             PAYOR'S NAME:  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



                       PART 1 -- PLEASE PROVIDE YOUR TAXPAYER
                                 IDENTIFICATION NUMBER (TIN) IN
                                 THE BOX AT RIGHT AND CERTIFY       /          /
                                 BY SIGNING AND DATING BELOW.

                                 SOCIAL SECURITY NUMBER OR
                                 EMPLOYER IDENTIFICATION NUMBER     /          /


                       PART 2 -- CHECK THE BOX IF YOU ARE NOT
                                 SUBJECT TO BACK-UP WITHHOLDING
SUBSTITUTE FORM W-9              UNDER THE PROVISIONS OF SECTION
DEPARTMENT OF THE                2406(A)(1)(c) OF THE INTERNAL
TREASURY INTERNAL                REVENUE CODE BECAUSE (1) YOU
REVENUE SERVICE                  HAVE NOT BEEN NOTIFIED THAT YOU
                                 ARE SUBJECT TO BACK-UP
PAYOR'S REQUEST FOR              WITHHOLDING AS A RESULT OF
TAXPAYER                         FAILURE TO REPORT ALL INTEREST
IDENTIFICATION                   OR DIVIDENDS OR (2) THE INTERNAL
NUMBER ("TIN")                   REVENUE SERVICE HAS NOTIFIED YOU
                                 THAT YOU ARE NO LONGER SUBJECT
                                 TO BACK-UP WITHHOLDING.             / /

                       PART 3 -  CHECK IF AWAITING TIN               / /


CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.


SIGNATURE:                                    DATE:
           ----------------------------------       ---------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER, PLEASE REVIEW THE "IMPORTANT TAX INFORMATION" SECTION FOR MORE DETAILS.



                                 Page 8                            Exhibit 99.1

                                        BOX 4

                              SPECIAL ISSUE INSTRUCTIONS

                              (SEE INSTRUCTIONS 3 AND 4)


To be completed ONLY if certificates for Initial Notes in a principal amount not tendered, or Exchange Notes, are to be issued in the name of someone other than the person whose signature appears in Box 2.

Issue and deliver:

(check appropriate boxes)

/ / Initial Notes not tendered

/ / Exchange Notes to:

    Name
         ----------------------------------------------------------------------
                                     Please Print

    Address
            -------------------------------------------------------------------

Please complete the Substitute form W-9 at Box 3

Tax I.D. or Social Security Number:
                                    -------------------------------------------



                                        BOX 5

                            SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Initial Notes in a principal amount not tendered, or Exchange Notes, are to be issued in the name of someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.

Deliver:

(check appropriate boxes)

/ / Initial Notes not tendered

/ / Exchange Notes to:

    Name
         -----------------------------------------------------------------------
                                     Please Print

    Address
            --------------------------------------------------------------------

                                 Page 9                            Exhibit 99.1

                                     INSTRUCTIONS

                            FORMING PART OF THE TERMS AND
                           CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Initial Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Initial Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

    Holders whose Initial Notes are not immediately available or who cannot deliver their Initial Notes or a Book-Entry confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Initial Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure:
(i) tender must be made by or through an Eligible Institution (as defined in the Prospectus under the caption "The Exchange Offer"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery)
(x) setting forth the name and address of the holder, the description of the Initial Notes and the principal amount of Initial Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Initial Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Initial Notes, as well as all other documents required by this Letter, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer -- How to Tender."

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Initial Notes will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Initial Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Initial Notes.

    Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

    2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Initial Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Initial Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Initial Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Initial Notes represented by a submitted certificate is tendered (or, in the case of Initial Notes tendered by book-entry transfer, such non-exchanged Senior Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

    If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Initial Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that it has accepted the tender of Initial Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Initial

                                 Page 10                            Exhibit 99.1

Notes; (iii) contain a description of the Initial Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Initial Notes and the principal amount of Initial Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

    3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Initial Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Initial Notes, without alteration, enlargement or any change whatsoever.

    If any of the Initial Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Initial Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

    If this Letter is signed by the holder of record and (i) the entire principal amount of Initial Notes represented by submitted certificates are tendered; and/or (ii) the certificates for any untendered Initial Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Initial Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

    If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Issuer of its authority to so act must be submitted, unless waived by the Issuer.

    Signatures on this Letter must be guaranteed by an Eligible Institution, unless Initial Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP) (collectively, "Eligible Institutions"). If Initial Notes are registered in the name of a person other than the signer of this Letter, the Initial Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Initial Notes not tendered are to be sent or issued, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

    5. RETURN OF NOTES. If any tendered Initial Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Initial Notes shall be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (box 5).

    6. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Initial Notes are accepted for exchange must provide the exchange agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the


                                 Page 11                            Exhibit 99.1

Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.). Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Initial Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

    7. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Initial Notes not tendered are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Initial Notes to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

    8. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Initial Notes tendered.

    9. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Initial Notes or transmittal of this Letter will be accepted.

    10. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

    IMPORTANT: This Letter (together with certificates representing tendered Initial Notes or a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent on or before the close of business on the Expiration Date (as defined in the Prospectus).


                              IMPORTANT TAX INFORMATION


    Under Federal income tax law, a holder of Initial Notes (a "Noteholder") whose Initial Notes are surrendered for exchange is required to provide the Exchange Agent with such Noteholder's correct TIN on Substitute Form W-9 (see page 8). If such Noteholder is an individual, the TIN is his social security number. If the

                                 Page 12                            Exhibit 99.1

Exchange Agent is not provided with the correct TIN, the Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service.

    Certain Noteholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Noteholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Exchange Agent.

    Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

    Purpose of Substitute Form W-9

    To prevent backup withholding on payments that are made to a Noteholder with respect to any Initial Notes, the Noteholder is required to notify the Exchange Agent of his correct TIN by completing the form on page 8 certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Noteholder is awaiting a TIN).

    What Number to Give the Exchange Agent

    The Noteholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Initial Notes. If the Initial Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

    PURPOSE OF FORM W-9 -- A person who is required to file an information return with the IRS must obtain your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

    NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

    HOW TO OBTAIN A TIN -- If you do not have a TIN, apply for one immediately. To apply, get FORM SS--5, application for a Social Security Number Card (for individuals) from your local office of the Social Security Administration, or FORM SS--4, Application for Employer Identification Number (for business and all other entities) from your IRS office.

    To complete Form W-9 if you do not have a TIN, check the space for "Awaiting TIN" on Part 3, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payer must exercise one of the following options concerning backup withholding during this 60-day period. Under option (1), a payer must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The backup withholding under option (2) must begin no later than seven business days after the requester receives this form back. Under option (2), the payer is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to backup withholding during that period.

    NOTE: Checking "Awaiting TIN" on the form means that you have already applied for a TIN, OR that you intend to apply for one in the near future.


                                 Page 13                            Exhibit 99.1

    As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.














                                 Page 14                            Exhibit 99.1

               GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                            NUMBER ON SUBSTITUTE FORM W-9

    Guidelines for Determining the Proper Identification Number to Give the Payer -- Social Security Numbers have nine digits separated by two hyphens:
I.E., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 000-000000. The table below will help determine the number to give the payer.


FOR THIS TYPE     GIVE THE SOCIAL         FOR THIS TYPE OF               EMPLOYER
 OF ACCOUNT           SECURITY            ACCOUNT:                       IDENTIFICATION
                    NUMBER OF --                                         NUMBER OF --
----------------------------------------------------------------------------------------------------

1.  An            The                     9.  A valid trust estate,      Legal entity (Do not
individual's      individual              or pension fund                furnish the identifying
account                                                                  number of the personal
                                                                         representative or trustee
                                                                         unless the legal entity
                                                                         itself is not designated in
                                                                         the account title)
----------------------------------------------------------------------------------------------------
2.  Two or more   The actual owner of     10. Corporate account          The corporation
individuals       the account or, if
(joint account)   combined funds, any
                  one of the individuals
----------------------------------------------------------------------------------------------------
3.  Husband and   The actual              11. Religious,                 The organization
wife (joint       owner of the            charitable, or
account)          joint account           educational
                  or, if joint            organization
                  funds, either
                  person (1)
----------------------------------------------------------------------------------------------------
4.  Custodian     The minor (2)           12. Partnership                The partnership
account of a                              account held
minor (Uniform                            in the name of
Gift to Minors                            the business
Act)
----------------------------------------------------------------------------------------------------
5.  Adult and     The adult or,           13. Association                The organization
minor (joint      if the minor
account)          is the only
                  contributor,
                  the minor (1)
----------------------------------------------------------------------------------------------------
6.  Account in    The ward,               14. A broker                   The broker or nominee
the name of       minor, or               or registered
guardian or       incompetent             nominee
committee for     person
a designated
ward, minor,
or incompetent
person
----------------------------------------------------------------------------------------------------
7. a. The         The grantor-trustee     15.  Account with the          The public entity
usual             (1)                     Department of
revocable                                 Agriculture in the
savings trust                             name of a public entity
account                                   (such as a State or
(grantor is                               local government,
also trustee)                             school district, or
   b. So-called                           prison) that receives
trust account     The actual owner (1)    agricultural program
that is not a                             payment
legal or valid
trust under
State law
----------------------------------------------------------------------------------------------------
8.  Sole          The owner (4)
proprietorship
account
----------------------------------------------------------------------------------------------------

                                 Page 15                            Exhibit 99.1

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.







                                 Page 16                            Exhibit 99.1

OBTAINING A NUMBER

If you don't have a taxpayer identification or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. (Section references are to the Internal Revenue Code)

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

    -    A corporation.
    -    A financial institution.
    - An organization exempt from tax under section 501(a) or an individual retirement plan.
    -    The United States or any agency or instrumentality thereof.
    - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
    - A foreign government, political subdivision of a foreign government, or agency or instrumentality thereof.
    - An international organization or any agency or instrumentality thereof. A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
    -    A real estate investment trust.
    -    A common trust fund operated by a bank under section 584(a)
    - An exempt charitable remainder trust or a non-exempt trust described in section 4947(a)(1).
    - An entity registered at all times under the Investment Company Act of 1940. A foreign central bank of issue.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable causes and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION WITH RESPECT TO WITHHOLDING - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


                                 Page 17                            Exhibit 99.1

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.



















                                 Page 18                            Exhibit 99.1